UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Israel Fund, Inc.

Annual Report

December 31, 2014

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”) for the year ended December 31, 2014. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 3.0% for the year ended December 31, 2014, assuming the reinvestment of dividends and distributions, versus a return of -4.8%, for the Fund’s benchmark, the Tel Aviv-100 Index1 (“TA-100 Index”). The Fund’s total return for the year ended December 31, 2014 is based on the reported NAV on period end.

Share Price and NAV

For the year ended December 31, 2014, based on market price, the Fund’s total return was 2.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 1.5% over the twelve months, from $16.86 on December 31, 2013 to $16.60 on December 31, 2014. The Fund’s share price on December 31, 2013 represented a discount of 13.3% to the NAV per share of $19.44 on that date, compared with a discount of 14.1% to the NAV per share of $19.33 on December 31, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2014, the Fund repurchased and retired 115,129 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenisl.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States;

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•   visiting www.aberdeenisl.com.

Yours sincerely,

Christian Pittard
President

1                          The TA-100 Index is a stock market index of the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange. Indexes are unmanaged and are provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Israel Fund, Inc.	1

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Report of the Investment Adviser (unaudited)

Market/economic review

Israeli equities, as measured by the TA-100 Index, fell during the 12-month period ended December 31, 2014. Expansionary monetary policy from major central banks initially lifted global asset prices, but investor optimism soon gave way to concerns over Israel’s escalating conflict with the Palestinians, domestic political struggles, tepid economic growth and deflationary trends. At the sector level, rhetoric regarding price controls for retailers weighed on consumer staple stocks, while the plunge in crude prices in the latter part of 2014 depressed the energy sector. In the second half of the year, divergent central bank policy in the developed world became more apparent. The U.S. Federal Reserve (Fed) concluded its asset purchases and expectations of a U.S. interest rate hike in 2015 dimmed the appeal of other asset classes. However, confidence in asset price buoyancy was revived somewhat by pledges of continued loose monetary policy in Europe, Japan and China. A positive development was the first sale of gas from the Tamar field, which we feel should contribute to gross domestic product (GDP) growth in addition to easing the current account situation.

Economic growth was sluggish over the reporting period. Weaker inflation precipitated interest rate cuts to record lows. The Bank of Israel subsequently considered additional monetary policy measures. Still, full-year GDP growth weakened to 2.6% in 2014 from the previous year’s 3.2%, reflecting the effects of the conflict in Gaza. Meanwhile, rising political tensions culminated in the dismissal of the finance and justice ministers, triggering the subsequent dissolution of the coalition government. An early election is now scheduled for March 2015.

Fund performance review

In our opinion, the Fund performed well over the reporting period, posting a gain while the overall Israeli equity market declined. The Fund’s out performance was attributable mainly to strong stock selection in a volatile period, while asset allocation also had a positive Impact.

From a sector standpoint, the only major detractor was the large overweight versus the benchmark TA-100 Index to consumer staples. Various deflationary pressures, led by increasing competition and a regulatory focus on consumers’ purchasing power, weighed on market sentiment, as well as profitability in the retail segment. Deflation as a theme was exacerbated by the collapse in commodity – and specifically energy – prices worldwide, which in turn destabilized the regulatory backdrop for Israel’s nascent gas export industry. Consequently, the Fund’s lack of exposure to this underperforming sector added to performance. The underweight to the financials sector also benefited performance, as tighter interest margins, shrinking office space rents and lower yields negatively affected banks, some real estate firms and insurance companies.

At the stock level, the most significant contributor to performance was the Fund’s largest overall and non-benchmark position in Check Point Software Technologies Ltd., which cemented its industry leadership in network security with new product releases. Elsewhere, shares of fragrances and flavorings manufacturer Frutarom Industries Ltd. rose 66% in local currency terms during the year as profitability expanded on the back of increasing scale, due in part to bolt-on acquisitions. Another positive contributor was telecoms industry incumbent Bezeq The Israeli Telecommunication Corp. Ltd. (Bezeq), the Fund’s sole holding in the sector, as its peers, Cellcom Israel Ltd.

2	Aberdeen Israel Fund, Inc.

Report of the Investment Adviser (unaudited) (concluded)

and Partner CommunicationsCompany Ltd., suffered amid speculation that growing competition would ultimately benefit Bezeq, where future savings from structural consolidation may potentially underpin profitability.

Individual stock detractors from Fund performance included food manufacturer Osem Investments Ltd. and supermarket operators Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. and Shufersal Ltd., all of which were weighed down by the challenging retail environment.

Outlook

In the near term, we believe that the threat of renewed violence remains, despite the Egypt-brokered truce in Gaza. Moreover, the Israeli government’s growing investment in security following the conflict has renewed concerns over the budget deficit, while the unexpected early election has sparked worries over a possible delay in reforms and economic recovery. Meanwhile, there is still the potential for overheating in the domestic housing sector, in our view, despite weak inflation everywhere else. External headwinds, such as the knock-on impact of China’s slowing economic growth, along with the prospect of a U.S. interest rate hike and a stronger dollar, are also expected to affect capital flows in the short term. Yet there are reasons to be optimistic. First, the normalization of Fed policy is based on the assumption of a sustainable U.S. economic recovery, which bodes well for export demand, in our opinion. Export competitiveness in turn will be aided by the shekel moving lower against the U.S. dollar, having strengthened to a worrying degree in early 2014. This may potentially help to offset some of the effects of a slowdown in China. Despite the decline in commodity prices, which has delivered a setback to discussions regarding gas exports, we feel that self-sufficiency in energy supply may ensure stability and confidence for corporations establishing spending plans. At the corporate level, there appears to be little sign of earnings acceleration domestically, though we think that Israeli technological know-how continues to garner big business worldwide. However, Israeli companies remain profitable with scope for operational improvements, in our view, leading us to be cautiously optimistic for 2015.

Aberdeen Asset Managers Limited

Aberdeen Israel Fund, Inc.	3

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of December 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of December 31, 2014, the Fund held 98.3%, of its net assets in equities, 2.7% of its net assets in a short-term investment and (1.0)% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Pharmaceuticals	22.9%
Software	16.7%
Banks	12.7%
Chemicals	12.7%
Food Products	5.7%
Diversified Telecommunication Services	4.9%
Communications Equipment	4.8%
Real Estate Management & Development	4.8%
Food & Staples Retailing	4.5%
Aerospace & Defense	3.9%
Other	6.4%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2014:

Name of Security	As a Percentage of Net Assets
Check Point Software Technologies Ltd.	12.1%
Perrigo Co. PLC	11.5%
Teva Pharmaceutical Industries Ltd.	11.4%
Frutarom Industries Ltd.	8.0%
Osem Investments Ltd.	5.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	4.9%
Ituran Location & Control Ltd.	4.8%
Azrieli Group	4.8%
Israel Chemicals Ltd.	4.7%
NICE Systems Ltd.	4.6%

4	Aberdeen Israel Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the TA-100 Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of ended December 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.0%	12.8%	6.9%	8.5%
Market Value	2.0%	12.1%	5.5%	7.8%
TA-100 Index	-4.8%	8.9%	3.3%	8.5%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on financial reporting period ends. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenisl.com or by calling 866-839-5205.

The net operating expense ratio excluding fee waivers based on the fiscal year ended December 31, 2014 is 1.76%. The net operating expense ratio net of fee waivers based on the fiscal year ended December 31, 2014 is 1.55%.

Aberdeen Israel Fund, Inc.	5

Portfolio of Investments

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.3%
COMMON STOCKS—96.5%
ISRAEL—96.5%
AEROSPACE & DEFENSE—3.9%
49,735	Elbit Systems Ltd.(a)	$ 3,031,268
BANKS—12.7%
506,000	Bank Hapoalim BM(a)	2,379,276
627,000	Bank Leumi Le-Israel BM(a)(b)	2,141,964
164,000	First International Bank of Israel Ltd.(a)	2,093,600
324,900	Mizrahi Tefahot Bank Ltd.(a)(b)	3,400,208
		10,015,048
CHEMICALS—12.7%
203,000	Frutarom Industries Ltd.(a)	6,265,085
518,500	Israel Chemicals Ltd.(a)	3,730,703
		9,995,788
COMMUNICATIONS EQUIPMENT—4.8%
173,000	Ituran Location & Control Ltd.(a)	3,800,239
DIVERSIFIED TELECOMMUNICATION SERVICES—4.9%
2,161,000	Bezeq The Israeli Telecommunication Corp. Ltd.(a)	3,833,215
FOOD & STAPLES RETAILING—4.5%
96,316	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.(a)	3,534,492
FOOD PRODUCTS—5.7%
251,220	Osem Investments Ltd.(a)	4,456,723
PHARMACEUTICALS—22.9%
55,000	Perrigo Co. PLC(a)	9,086,501
155,820	Teva Pharmaceutical Industries Ltd.(a)	8,932,356
		18,018,857
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.8%
114,000	Azrieli Group	3,749,827
SOFTWARE—16.7%
121,353	Check Point Software Technologies Ltd.(b)	9,534,705
71,000	NICE Systems Ltd.(a)	3,590,709
		13,125,414
SPECIALTY RETAIL—0.9%
319,494	Golf & Co. Ltd.	741,786
TEXTILES, APPAREL & LUXURY GOODS—2.0%
67,000	Fox Wizel Ltd.(a)	1,579,365
	Total Common Stocks	75,882,022

6	Aberdeen Israel Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2014

Shares		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
PRIVATE EQUITY—1.8%
GLOBAL—0.1%
2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)	$ 76,113
ISRAEL—1.7%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(e)	50,287
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	336,944
1,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(d)(e)	39,700
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(e)	179,716
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(e)	76,825
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)	541,986
1,000,000	(c)	Pitango Fund II, LLC(a)(b)(d)(e)	67,370
32,574	(c)	Vidyo, Inc. Trust A (Preferred)(a)(b)(d)(e)	25,779
15,531	(c)	Vidyo, Inc. Trust B (Preferred)(a)(b)(d)(e)	12,291
13,219	(c)	Vidyo, Inc. Trust B1 (Preferred)(a)(b)(d)(e)	10,461
6,864	(c)	Vidyo, Inc. Trust C (Preferred)(a)(b)(d)(e)	5,432
4,150	(c)	Vidyo, Inc. Trust C1 (Preferred)(a)(b)(d)(e)	3,284
1,802	(c)	Vidyo, Inc. Trust Common(a)(b)(d)(e)	1,426
2,713	(c)	Vidyo, Inc. Trust D (Preferred)(a)(b)(d)(e)	2,147
1,368	(c)	Vidyo, Inc. Trust Warrants(a)(b)(d)(e)	1,083
			1,354,731
		Total Private Equity (cost $4,875,159)	1,430,844
		Total Long-Term Investments—98.3% (cost $48,496,965)	77,312,866
Par Amount

SHORT-TERM INVESTMENT—2.7%
$2,117,000		Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 12/31/2014, due 01/02/2015 repurchase price $2,117,000, collateralized by U.S. Treasury Bond, maturing 02/15/2040; total market value of $2,162,675	2,117,000
		Total Short-Term Investment—2.7% (cost $2,117,000)	2,117,000
		Total Investments—101.0% (cost $50,613,965)(g)	79,429,866
		Liabilities in Excess of Other Assets—(1.0)%	(805,252)
		Net Assets—100.0%	$78,624,614

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(e)	Illiquid security.
(f)	As of December 31, 2014, the aggregate amount of open commitments for the Fund is $888,120. See Note 6 of the accompanying Notes to Financial Statements.
(g)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	7

Statement of Assets and Liabilities

As of December 31, 2014

Assets
Investments, at value (cost $48,496,965)	$ 77,312,866
Repurchase agreement, at value (cost $2,117,000)	2,117,000
Cash	349
Israeli tax refunds receivable (Note 2)	499,845
Receivable for investments sold	331,403
Dividends receivable	67,469
Prepaid expenses	10,662
Total assets	80,339,594

Liabilities
Dividends payable to common shareholders	1,425,114
Investment advisory fees payable (Note 3)	181,480
Administration fee payable (Note 3)	15,906
Investor relations fees payable (Note 3)	14,720
Director fees payable	12,382
Accrued expenses	65,378
Total liabilities	1,714,980

Net Assets	$ 78,624,614

Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$ 4,070
Paid-in capital in excess of par	50,408,820
Distributions in excess of net investment income	(157,243)
Accumulated net realized loss from investment and foreign currency transactions	(445,596)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	28,814,563
Net Assets	$ 78,624,614
Net asset value per share based on 4,069,546 shares issued and outstanding	$ 19.32 (a)

(a) The NAV shown above differs from the reported NAV on December 31, 2014 due to financial statement adjustments.

See Notes to Financial Statements.

8	Aberdeen Israel Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2014

Net Investment Income

Income:
Dividend and other income (net of foreign withholding taxes of $439,299)	$ 1,615,880
Current year and adjustments for prior year Israeli reclaims	496,410
Total Investment Income	2,112,290

Expenses:
Investment advisor fee (Note 3)	919,341
Directors’ fees and expenses	127,229
Independent auditors’ fees and expenses	84,729
Custodian’s fees and expenses	71,422
Investor relations fees and expenses (Note 3)	59,181
Administration fee (Note 3)	56,874
Reports to shareholders and proxy solicitation	46,222
Transfer agent’s fees and expenses	27,961
Legal fees and expenses	21,993
Insurance expense	18,774
Miscellaneous	14,283
Total expenses	1,448,009
Less: Fee waivers (Note 3)	(171,714)
Net expenses	1,276,295

Net Investment Income	835,995

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	(2,974,756)
Foreign currency transactions	(8,500)
(2,983,256)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	3,914,813
Foreign currency translation	(1,404)
3,913,409
Net realized and unrealized gain from investment and foreign currency related transactions	930,153
Net Increase in Net Assets Resulting from Operations	$ 1,766,148

(a) Includes realized gain portion of distributions from underlying private equity investments of $161,136.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Statements of Changes in Net Assets

	For the	For the
	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 835,995	$ 1,003,822
Net realized gain/(loss) from investment and foreign currency related transactions	(2,983,256)	795,856
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,913,409	15,787,780
Net increase in net assets resulting from operations	1,766,148	17,587,458

Distributions to Shareholders from:
Net investment income	(935,214)	(983,618)
Net realized gains	(1,562,296)	(94,332)
Net decrease in net assets from distributions	(2,497,510)	(1,077,950)

Common Stock Transactions
Repurchase of common stock from open market repurchase program of 115,129 and 82,515 shares, respectively (Note 7)	(1,999,045)	(1,239,332)
Change in net assets from common stock transactions	(1,999,045)	(1,239,332)
Change in net assets resulting from operations	(2,730,407)	15,270,176

Net Assets
Beginning of year	81,355,021	66,084,845
End of year (including (distributions in excess of net investment income) of (157,243) and ($165,960), respectively)	$ 78,624,614	$ 81,355,021

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a)
Net asset value per common share, beginning of year	$19.44	$15.49	$14.60	$19.62	$16.44
Net investment income	0.20	0.24	0.18	0.32	0.33
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.22	3.92	1.12	(4.27)	3.15
Total from investment operations applicable to common shareholders	0.42	4.16	1.30	(3.95)	3.48
Dividends and distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.17)	(0.31)	(0.30)
Net realized gains	(0.38)	(0.02)	(0.24)	(0.76)	—
Total distributions	(0.61)	(0.26)	(0.41)	(1.07)	(0.30)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	0.07	0.05	—	—	—
Net asset value per common share, end of year	$19.32	$19.44	$15.49	$14.60	$19.62
Market value, end of year	$16.60	$16.86	$13.10	$12.75	$17.40
Total Investment Return Based on:(b)
Market value	2.01%	30.64%	5.82%	(20.88%)	16.88%
Net asset value	2.96% (c)	27.39%	9.28%	(19.65%)	21.37%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$78,625	$81,355	$66,085	$62,387	$83,826
Average net assets applicable to common shareholders (000 omitted)	$82,185	$73,235	$63,372	$77,324	$73,076
Net operating expenses, net of fee waivers	1.55%	1.55%	1.62%	1.60%	1.67%
Net operating expenses excluding fee waivers	1.76%	1.76%	1.86%	1.83%	1.91%
Net investment income	1.02%	1.37%	1.18%	1.75%	1.94%
Portfolio turnover	16.19%	5.44%	11.44%	21.89%	11.59%

(a)         Based on average shares outstanding.

(b)        Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)         Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	11

Notes to Financial Statements

December 31, 2014

1. Organization

Aberdeen Israel Fund, Inc. (the “Fund”) was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ISL”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETF”s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in private equity private placement securities, which represented 1.8% of the net assets of the Fund as of December 31, 2014. The private equity private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values these securities are valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Real Estate Management & Development	$3,749,827	$–	$–	$3,749,827
Software	9,534,705	3,590,709	–	13,125,414
Specialty Retail	741,786	–	–	741,786
Other	–	58,264,995	–	58,264,995
Private Equity	–	–	1,430,844	1,430,844
Short-Term Investment	–	2,117,000	–	2,117,000
Total	$14,026,318	$63,972,704	$1,430,844	$79,429,866

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended December 31, 2014, securities issued by Perrigo Co. PLC and First International Bank of Israel Ltd. in the amounts of $9,086,501 and $2,093,600, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at December 31, 2014. Also, securities issued by Azrieli Group, in the amount of $3,749,827 transferred from Level 2 to Level 1 because no valuation factor was applied at December 31, 2014. For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions, and discussions with investment companies. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 12/31/14	Valuation Technique	Unobservable Inputs	Range
Private Equity	$1,430,844	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0 – $94,717

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2013	Accrued discounts (premiums)	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Capital contributed	Distributions/ sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of 12/31/2014
Private Equity	$1,346,037	$–	$(1,815,544)	$1,969,556	$–	$(69,205)	$–	$–	$1,430,844
Total	$1,346,037	$–	$(1,815,544)	$1,969,556	$–	$(69,205)	$–	$–	$1,430,844

Change in unrealized appreciation/depreciation relating to investments still held at December 31, 2014 is $660,290.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $2,117,000 as of December 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at December 31, 2014.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and partnership investments.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the year ended December 31, 2014, the Fund did not incur any Israeli capital gains taxes.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld. As of December 31, 2014, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previously paid in the amount $499,845 as noted in the Statement of Assets and Liabilities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2014 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% on amounts above $200 million. AAML has agreed to contractually waive 0.24% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Fund’s Advisory Agreement with the Adviser and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. For the year ended December 31, 2014, AAML earned $919,341 for advisory services, of which AAML waived $171,714.

(b) Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average net monthly assets. For the period April 1, 2014 through December 31, 2014, AAMI earned $49,477 from the Fund for administration fees.

Prior to April 1, 2014, Brown Brothers Harriman and Co. (“BBH & Co.”) was the administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the period beginning January 1, 2014 and ended March 31, 2014, BBH & Co. earned $7,397 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2014

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2014, the Fund incurred fees of approximately $58,701 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2014, there were 2,736 shares purchased pursuant to the Directors compensation plan. As of December 31, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2014, were $13,071,665 and $17,609,689, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the year ended December 31, 2014, the Fund repurchased 115,129 shares pursuant to its Open Market Repurchase Program (see Note 7). As of December 31, 2014, there were 4,069,546 shares of common stock issued and outstanding.

6. Restricted Securities:

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 12/31/14	Percent of Net Assets	Cumulative Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$50,287	0.06	$1,660,765	$–
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	989,477	336,944	0.42	268,344	625,412
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	562,090	39,700	0.05	693,246	–
Delta Fund I, L.P.	11/15/00 – 03/28/07	113,567	179,716	0.22	197,461	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	773,007	76,113	0.09	2,563,289	262,708
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	790,786	76,825	0.10	372,474	–
Neurone Ventures II, L.P.	11/24/00 – 02/14/12	218,028	541,986	0.67	431,533	–
Pitango Fund II, LLC	10/31/96 – 08/01/01	371,350	67,370	0.08	1,215,237	–
Vidyo, Inc. Trust A (Preferred)	11/22/13	29,796	25,779	0.03	–	–
Vidyo, Inc. Trust B (Preferred)	11/22/13	14,207	12,291	0.02	–	–
Vidyo, Inc. Trust B1 (Preferred)	11/22/13	12,092	10,461	0.01	–	–
Vidyo, Inc. Trust C (Preferred)	11/22/13	6,279	5,432	0.01	–	–
Vidyo, Inc. Trust C1 (Preferred)	11/22/13	3,796	3,284	0.00	–	–
Vidyo, Inc. Trust Common	11/22/13	1,648	1,426	0.00	–	–
Vidyo, Inc. Trust D (Preferred)	11/22/13	2,482	2,147	0.00	–	–
Vidyo, Inc. Trust Warrants	11/22/13	1,251	1,083	0.00	–	–
Total		$4,875,159	$1,430,844	1.76	$7,402,349	$888,120

16	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2014, the Fund repurchased 115,129 shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$48,724,935	$36,043,255	$(5,338,324)	$30,704,931

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Aberdeen Israel Fund, Inc.	17

Notes to Financial Statements (concluded)

December 31, 2014

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014	December 31, 2013
Distributions paid from:
Ordinary Income	$935,214	$937,659
Long-term capital gains	1,562,296	140,291
Total tax character of distributions	$2,497,510	$1,077,950

As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income - net	$45,402
Undistributed long-term capital gains - net	—
Total undistributed earnings	$45,402
Late year loss deferral	(2,537,271)
Other temporary book/tax differences	—
Unrealized appreciation/(depreciation)	30,703,593*
Total accumulated earnings/(losses) - net	$28,211,724

*  The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets & Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales, partnership investments and return of capital dividends.

For the year ended December 31, 2014, the Fund deferred qualified late year losses of $(2,537,271). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses and partnership basis adjustments.. These reclassifications have no effect on net assets or net asset values per share.

Undistributed net investment income	Accumulated net realized loss from Investment and foreign currency transactions
$107,936	$(107,936)

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of December 31, 2014.

18	Aberdeen Israel Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Israel Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Israel Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 26, 2015

Aberdeen Israel Fund, Inc.	19

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Israel Fund, Inc. during the fiscal year ended December 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
9/30/14	0.26200	0.26200	–	–	–	–	–	–
1/12/15	0.35019	0.12039	–	0.22980	0.10795	0.33775	0.22980	0.22439

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The 1940 Act and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Aberdeen Asset Managers Limited (the “Adviser”), require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 9, 2014, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory

20	Aberdeen Israel Fund, Inc.

Supplemental Information (unaudited) (continued)

Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was above the median of the peers in the Fund’s Morningstar Group for the one-, three-, five- and 10-year periods ended September 30, 2014. The Board also noted that the Fund’s annualized net total returns for the one-, three- and five- year periods ended September 30, 2014 were above those of the Fund’s benchmark, the Tel Aviv 100 Index, but were below the total return of the Fund’s benchmark for the 10-year period ended September 30, 2014.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2014, and which reflects both the advisory fee and the current administration fee) was below the median expense ratio of its Peer Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2014 was above the median of the Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board

Aberdeen Israel Fund, Inc.	21

Supplemental Information (unaudited) (concluded)

determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                  the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                  whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                  the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                  so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

22	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors
Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management Funds (6) since 2010; Director of Credit Suisse Funds (13) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 2005; current term ends at the 2017 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2016 annual Meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011

Aberdeen Israel Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating , and Cost Review Committee Member	Since 1992; current term ends at the 2017 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (13) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds, and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009	Currently, Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

24	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for AAMI. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.
Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.
Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo since 2009.
Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Aberdeen Israel Fund, Inc.	25

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.
Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.
Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since March 2014

Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

*                   As of December 2014, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, Hasson and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds, and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

26	Aberdeen Israel Fund, Inc.

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Corporate Information

Directors	Custodian
Enrique R. Arzac, Chairman	State Street Bank and Trust Company
James J. Cattano	1 Iron Street 5th Floor
Lawrence J. Fox	Boston, MA 02210
Steven N. Rappaport
Transfer Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 30170
Jeffrey Cotton, Vice President and Chief Compliance Officer	College Station, TX 77842-3170
Sofia Rosala, Deputy Chief Compliance Officer and Vice President
Andrea Melia, Treasurer and Chief Financial Officer	Independent Registered Public Accounting Firm
Megan Kennedy, Vice President and Secretary	PricewaterhouseCoopers LLP
Alan Goodson, Vice President	2001 Market Street
Joanne Irvine, Vice President	Philadelphia, PA 19103
Devan Kaloo, Vice President
Jennifer Nichols, Vice President	Legal Counsel
Nick Robinson, Vice President	Willkie Farr & Gallagher LLP
Lucia Sitar, Vice President	787 Seventh Avenue
Hugh Young, Vice President	New York, NY 10019
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary	Investor Relations
Aberdeen Asset Management Inc.
Investment Adviser	1735 Market Street, 32nd Floor
Aberdeen Asset Managers Limited	Philadelphia, PA 19103
Bow Bells House	1-866-839-5205
1 Bread Street	InvestorRelations@aberdeen-asset.com
London, United Kingdom
EC4M 9HH

Administrator
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ISL-ANNUAL

Item 2 - Code of Ethics.

(a)         As of December 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

(b)         Not Applicable.

(c)          During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to both qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Mr. Arzac and Mr. Rappaport are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit Related Fees	(c) [2] Tax Fees	(d)[3] All Other Fees
December 31, 2014	$43,100	$5,000	$9,615	$19,600
December 31, 2013	$41,800	$0	$7,000	$19,000

1                 Services include procedures over the conversion of fund accounting books/records and semi-annual review procedures in connection with the Registrant’s semi-annual financial statements.

2                  Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

3                  Services include local government review and repatriation processes.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)    The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)    None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2014 was $2,329,799.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2013 was $855,457.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –   Audit Committee of Listed Registrants.

(a)                     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2014, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)                     Not applicable.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies at the time of this filing of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 5, 2015.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Currently Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Mark Gordon-James Senior Investment Manager	Responsible for global emerging market equity portfolio management	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.
Susan McDonald Investment Manager	Responsible for global emerging market equity portfolio management

Currently an Investment Manager on the Global Emerging Markets Equity team. She joined Aberdeen in 2007 upon graduation from the University of Aberdeen with an MA (Hons) in Accountancy and Hispanic Studies and is a CFA Charterholder.

Stephen Parr Senior Investment Manager	Responsible for emerging market equity portfolio management

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously he worked for Energis Communications as Head of Strategy.

(a)(2)  The information in the table below is as of December 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)

Devan Kaloo	Registered Investment Companies	11	$9,594.28	0	$0
	Pooled Investment Vehicles	25	$21,841.30	0	$0
	Other Accounts	56	$19,323.18	5	$1,331.74
Joanna Irvine	Registered Investment Companies	11	$9,594.28	0	$0
	Pooled Investment Vehicles	25	$21,841.30	0	$0
	Other Accounts	56	$19,323.18	5	$1,331.74

Mark Gordon-James	Registered Investment Companies	11	$9,594.28	0	$0
	Pooled Investment Vehicles	25	$21,841.30	0	$0
	Other Accounts	56	$19,323.18	5	$1,331.74

Susan McDonald	Registered Investment Companies	11	$9,594.28	0	$0
	Pooled Investment Vehicles	25	$21,841.30	0	$0
	Other Accounts	56	$19,323.18	5	$1,331.74

Stephen Parr	Registered Investment Companies	11	$9,594.28	0	$0
	Pooled Investment Vehicles	25	$21,841.30	0	$0
	Other Accounts	56	$19,323.18	5	$1,331.74

Total assets are as of December 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.56.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2014
Devan Kaloo	None
Joanna Irvine	None
Mark Gordon-James	None
Susan McDonald	None
Stephen Parr	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2014 through January 31, 2014	13,822	$16.76	13,822	325,431

February 1, 2014 through February 28, 2014	11,379	$16.79	11,379	314,052
March 1, 2014 through March 31, 2014	8,069	$17.57	8,069	305,983
April 1, 2014 through April 30, 2014	14,635	$18.25	14,635	291,348
May 1, 2014 through May 31, 2014	21,400	$17.60	21,400	269,948
June 1, 2014 through June 30, 2014	6,150	$17.89	6,150	263,798
July 1, 2014 through July 31, 2014	7,188	$17.86	7,188	256,610
August 1, 2014 through August 31, 2014	6,383	$17.51	6,383	250,227
September 1, 2014 through September 30, 2014	3,532	$17.63	3,532	246,695
October 1, 2014 through October 31, 2014	9,379	$16.82	9,379	237,316
November 1, 2014 through November 30, 2014	2,600	$16.92	2,600	234,716
December 1, 2014 through December 31, 2014	10,592	$16.47	10,592	224,124

Total	115,129	$17.34	115,129	-

1 The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 5, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date:	March 5, 2015